77Q1. EXHIBITS

(OTHER)

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73,74U AND 74V.

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 1

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $66

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 0

C share Class………………………….    $ 0

A share Class

…………………………   $ 0

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.0117

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0000

C share Class………………………….    $0.0000

A share Class

………………………….  $0.0000

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   6,055

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   108

C share Class………………………….    191

A share Class

………………………….  33

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $24.08

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $23.58

C share Class………………………….     $23.56

A share Class

………………………….   $23.96

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 2

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $758

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 9

C share Class………………………….    $ 5

A share Class

…………………………   $ 5

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.1368

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0851

C share Class………………………….    $0.0311

A share Class

………………………….  $0.0998

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   5,649

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   106

C share Class………………………….    159

A share Class

………………………….  53

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $21.56

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $21.58

C share Class………………………….     $21.54

A share Class

………………………….   $21.53

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 3

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $0

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 0

C share Class………………………….    $ 0

A share Class

…………………………   $ 0

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.0000

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0000

C share Class………………………….    $0.0000

A share Class

………………………….  $0.0000

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   6,976

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   148

C share Class………………………….    93

A share Class

………………………….  30

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $29.76

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $28.67

C share Class………………………….     $28.80

A share Class

………………………….   $29.44

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 4

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $0

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 0

C share Class………………………….    $ 0

A share Class

…………………………   $ 0

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.0000

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0000

C share Class………………………….    $0.0000

A share Class

………………………….  $0.0000

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   6,148

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   83

C share Class………………………….    185

A share Class

………………………….  45

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $19.26

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $18.67

C share Class………………………….     $18.71

A share Class

………………………….   $19.14

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 5

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $1,688

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 43

C share Class………………………….    $ 125

A share Class

…………………………   $ 1

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.3612

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.3393

C share Class………………………….    $0.3113

A share Class

………………………….  $0.3475

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   4,962

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   136

C share Class………………………….    449

A share Class

………………………….  2

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $11.10

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $11.09

C share Class………………………….     $11.09

A share Class

………………………….   $11.09

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 6

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $2,412

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 20

C share Class………………………….    $ 23

A share Class

…………………………   $ 2

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.2506

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.2417

C share Class………………………….    $0.1850

A share Class

………………………….  $0.2373

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   9,855

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   67

C share Class………………………….    126

A share Class

………………………….  8

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $11.56

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $11.56

C share Class………………………….     $11.54

A share Class

………………………….   $11.53

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 7

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $3,214

2. Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 20

C share Class………………………….    $ 18

A share Class

…………………………   $ 3

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.2947

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.2706

C share Class………………………….    $0.2321

A share Class

………………………….  $0.2799

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   5,466

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   74

C share Class………………………….    76

A share Class

………………………….  12

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $12.04

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $12.03

C share Class………………………….     $12.05

A share Class

………………………….   $12.02

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 8

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $23,999

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 212

C share Class………………………….    $ 30

A share Class

…………………………   $ 3

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.0207

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0182

C share Class………………………….    $0.0157

A share Class

………………………….  $0.0197

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   1,275,876

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   7,988

C share Class………………………….    2,026

A share Class

………………………….  190

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $1.00

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $1.00

C share Class………………………….     $1.00

A share Class

………………………….   $1.00

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 9

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $1,901

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 20

C share Class………………………….    $ 56

A share Class

…………………………   $ 6

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.4115

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.4145

C share Class………………………….    $0.3629

A share Class

………………………….  $0.4014

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   4,508

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   49

C share Class………………………….    164

A share Class

………………………….  17

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $10.56

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $10.56

C share Class………………………….     $10.54

A share Class

………………………….   $10.55

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 10

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $0

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 0

C share Class………………………….    $ 0

A share Class

…………………………   $ 0

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.0000

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0000

C share Class………………………….    $0.0000

A share Class

………………………….  $0.0000

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   1,744

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   756

C share Class………………………….    412

A share Class

………………………….  426

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $16.88

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $16.54

C share Class………………………….     $16.41

A share Class

………………………….   $16.75

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 11

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $254

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 60

C share Class………………………….    $ 36

A share Class

…………………………   $ 77

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.0978

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.0592

C share Class………………………….    $0.0196

A share Class

………………………….  $0.0679

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   2,671

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   1,088

C share Class………………………….    1,933

A share Class

………………………….  1,201

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $16.53

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $16.51

C share Class………………………….     $16.45

A share Class

………………………….   $16.52

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 12

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $504

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 71

C share Class………………………….    $ 228

A share Class

…………………………   $ 186

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.1645

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.1279

C share Class………………………….    $0.0877

A share Class

………………………….  $0.1371

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   3,097

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   624

C share Class………………………….    2,650

A share Class

………………………….  1,372

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $16.18

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $16.17

C share Class………………………….     $16.12

A share Class

………………………….   $16.14

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 13

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $478

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 129

C share Class………………………….    $ 135

A share Class

…………………………   $ 85

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.1969

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.1571

C share Class………………………….    $0.1178

A share Class

………………………….  $0.1699

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   2,635

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   887

C share Class………………………….    1,244

A share Class

………………………….  576

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $16.04

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $16.03

C share Class………………………….     $16.00

A share Class

………………………….   $16.02

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 14

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $237

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 56

C share Class………………………….    $ 110

A share Class

…………………………   $ 49

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.2549

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.2190

C share Class………………………….    $0.1775

A share Class

………………………….  $0.2275

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   954

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   296

C share Class………………………….    631

A share Class

………………………….  223

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $15.55

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $15.54

C share Class………………………….     $15.50

A share Class

………………………….   $15.54

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6337

SERIES NO.: 15

72. DD)

1.  Total income dividends for which record date

                 passed during the period.

Advisor Class…………………………    $225

2.

Dividends for a second class of open-end

      company shares

Investor Class………………………….   $ 66

C share Class………………………….    $ 33

A share Class

…………………………   $ 18

73A.

1. Dividends from net investment income

Advisor Class………………………….   $0.3282

 2.  Dividends for a second class of open-end

     company shares

Investor Class………………………….   $0.2923

C share Class………………………….    $0.2567

A share Class

………………………….  $0.3102

74U.

            1.   Number of shares outstanding (000's Omitted)

 Advisor Class………………………….   688

            2.   Number of shares outstanding of a second class of open-end company shares

Investor Class………………………….   222

C share Class………………………….    136

A share Class

………………………….  66

74V.

            1.   Net asset value per share (to nearest cent)

                        Advisor Class………………………….   $14.72

            2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

 Investor Class………………………….   $14.71

C share Class………………………….     $14.69

A share Class

………………………….   $14.71